UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 21, 2024

Date of Report (Date of earliest event reported)

Sempra

(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California 92101	(619) 696-2000
(Address of principal executive offices) (Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Common Stock, without par value	SRE	New York Stock Exchange
Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 18, 2024, Sempra (the “Company”) closed its public offering and sale of $400,000,000 aggregate principal amount of its 6.625% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2055 (the “Non-Call 5 2055 notes”) and $600,000,000 aggregate principal amount of its 6.550% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2055 (the “Non-Call 10 2055 notes” and, together with the Non-Call 5 2055 notes, the “notes”). Proceeds to the Company (after deducting underwriting discounts but before deducting offering expenses payable by the Company estimated at approximately $1.7 million) from the sale of the notes were approximately $990.0 million. The sale of the notes was registered under a prospectus supplement and related prospectus filed with the U.S. Securities and Exchange Commission pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-272237).

The purchase and sale of the notes was made pursuant to an underwriting agreement dated November 18, 2024, with BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and PNC Capital Markets LLC, as the representatives of the several underwriters named on Schedule I thereto, pursuant to which the notes were issued and sold to such underwriters, severally and not jointly, for resale at a public offering price of 100.000% of the aggregate principal amount of the applicable series of notes. A copy of the underwriting agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Interest on the Non-Call 5 2055 notes accrues from and including November 21, 2024 and is payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2025, and at maturity on April 1, 2055. The Non-Call 5 2055 notes bear interest (i) from and including November 21, 2024 to, but excluding, April 1, 2030 (the “Non-Call 5 2055 notes First Reset Date”) at the rate of 6.625% per annum and (ii) from and including the Non-Call 5 2055 notes First Reset Date, during each Reset Period at a rate per annum equal to the Five-year U.S. Treasury Rate as of the most recent Reset Interest Determination Date plus a spread of 2.354%, to be reset on each Reset Date.

Interest on the Non-Call 10 2055 notes accrues from and including November 21, 2024 and is payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2025, and at maturity on April 1, 2055. The Non-Call 10 2055 notes bear interest (i) from and including November 21, 2024 to, but excluding, April 1, 2035 (the “Non-Call 10 2055 notes First Reset Date” and, together with the Non-Call 5 2055 notes First Reset Date, each a “First Reset Date”) at the rate of 6.550% per annum and (ii) from and including the Non-Call 10 2055 notes First Reset Date, during each Reset Period at a rate per annum equal to the Five-year U.S. Treasury Rate as of the most recent Reset Interest Determination Date plus a spread of 2.138%, to be reset on each Reset Date.

So long as no event of default (as defined in the indenture referenced below) with respect to the notes of any series has occurred and is continuing, the Company may, at its option, defer interest payments on either or both series of notes, from time to time, for one or more deferral periods of up to 20 consecutive semi-annual interest payment periods each, except that no such optional deferral period may extend beyond the final maturity date of the applicable series of notes or end on a day other than the day immediately preceding an interest payment date.

The Company may redeem some or all of the notes of each series, at its option, in whole or in part (i) on any day in the period commencing on the date falling 90 days prior to the First Reset Date for the applicable series of notes and ending on and including such First Reset Date and (ii) after such First Reset Date, on any interest payment date, at a redemption price in cash equal to 100% of the principal amount of the applicable series of notes being redeemed, plus, subject to the terms and conditions of the applicable series of notes, accrued and unpaid interest on the applicable series of notes to be redeemed to, but excluding, the redemption date. At the Company’s option, the Company may also redeem all or any series of the notes upon the occurrence of certain specified events at the redemption prices provided therein, plus accrued and unpaid interest on the applicable series of notes to, but excluding, the redemption date.

The foregoing description of some of the terms of the notes is not complete and is qualified in its entirety by the Officers’ Certificate attached hereto as Exhibit 4.1 (the “Officers’ Certificate”), the form of note included therein and the indenture (as defined below). The notes were issued pursuant to an indenture (the “indenture”), dated as of June 26, 2019, between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee, which is incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 26, 2019. The Officers’ Certificate (including the form of note) is incorporated herein by reference. Capitalized terms used, but not defined, in this Current Report on Form 8-K have the meanings set forth in Annex II of the Officers’ Certificate attached hereto as Exhibit 4.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 18, 2024, among Sempra and BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and PNC Capital Markets LLC, as representatives of the several underwriters named therein.

4.1	Officers’ Certificate of the Company, dated as of November 21, 2024, including the form of 6.625% Fixed-to-Fixed Reset Rate Junior Subordinated Note due 2055 and the form of 6.550% Fixed-to-Fixed Reset Rate Junior Subordinated Note due 2055.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA,
(Registrant)

Date: November 21, 2024	By:	/s/ Peter R. Wall
Peter R. Wall
Senior Vice President, Controller and Chief Accounting Officer